                       COMPUTER PROGRAMS AND SYSTEMS, INC.

                             2002 STOCK OPTION PLAN

                         Dated as of             , 2002
                                     ------------

                                                                    Exhibit 10.3

                       COMPUTER PROGRAMS AND SYSTEMS, INC.

                             2002 STOCK OPTION PLAN

                          Dated as of           , 2002
                                      ----------

                                    ARTICLE 1
                                     PURPOSE
                                     -------

     The purpose of this Plan is to promote the interests of the Company and its stockholders by granting Options to purchase Stock to Employees in order (1) to provide an additional incentive to each Employee to work to increase the value of the Company's Stock, and (2) to provide each Employee with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.

                                    ARTICLE 2
                                   DEFINITIONS
                                   -----------

     Each term set forth in this Article 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     "Affiliate" means any corporation, partnership, joint venture or any other
      ---------
entity (i) that, directly or indirectly, is controlled by the Company or (ii) in which the Company owns, directly or indirectly, a significant equity interest, in either case as determined by the Board.

     "Board" means the Board of Directors of the Company.
      -----

     "Cause" means a felony conviction of an Employee or the failure of an
      -----
Employee to contest prosecution for a felony, or an Employee's willful misconduct or dishonesty which is harmful to the business or reputation of the Company or any Subsidiary, as determined by the Board in its sole discretion.

     "Change in Control" shall be deemed to have occurred if (i) any "person"
      -----------------
(as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or any two or more persons acting as a partnership, syndicate or other such group (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company, or one or more of the individual stockholders who sold stock in the Company's initial public offering of Stock which was completed on the effective date of the Plan, either acting alone or with one or more of the other such selling stockholders) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom, for purposes of the Plan.

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Committee" means a committee appointed by the Board to administer this
      ---------
Plan which at all times shall consist of two or more members of the Board. To the extent the Board considers it necessary or desirable for purposes of complying with or qualifying under Rule 16b-3 of the Exchange Act, each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee shall be filled by the Board. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine.

     "Company" means Computer Programs and Systems, Inc., a Delaware
      -------
corporation, or any successor to such corporation, and its Affiliates.

     "Disability" means a permanent and total disability as defined in the
      ----------
Company's long term disability insurance program; provided, however, that in the event no such program is in effect, Disability shall mean a total and permanent disability or incapacity resulting from medically demonstrable bodily injury or disease (i) which prevents the Employee from engaging in any regular occupation for compensation or profit, (ii) which has continuously existed for a period of at least six months and (iii) for which the Employee would be eligible for or is in receipt of disability benefits under the Federal Social Security Act. Disability will be determined by the Board who may reasonably require the Employee to undergo examination by a qualified physician selected by the Board at any time or times for the purposes of determining whether the Employee incurred and continues to have a Disability.

     "Employee" means any full-time or part-time employee of the Company or any
      --------
Subsidiary of the Company who the Board, acting in its absolute discretion, has determined to be eligible for the grant of an Option under this Plan.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Fair Market Value" means, unless otherwise determined by the Board, the
      -----------------
closing price on the date of determination for a share of Stock, or if there were no sales on such date, the most recent prior date on which there were sales, as reported by The Wall Street Journal or, if The Wall Street Journal does not report such closing price, such closing price as reported by a newspaper or trade journal selected by the Board.

     "ISO" means an option granted under this Plan to purchase Stock which is
      ---
intended by the Company to satisfy the requirements of Code Section 422.

     "Non-ISO" means an option granted under this Plan to purchase Stock which
      -------
is not intended by the Company to satisfy the requirements of Code Section 422.

     "Option" means an ISO or a Non-ISO.
      ------

     "Option Agreement" means the written agreement or instrument which sets
      ----------------
forth the terms of an Option granted to an Employee under this Plan.

     "Option Price" means the price which shall be paid to purchase one share of
      ------------
Stock upon the exercise of an Option granted under this Plan.

     "Plan" means this Computer Programs and Systems, Inc. 2002 Stock Option
      ----
Plan, as amended from time to time.

     "Retirement" means retirement from active employment with the Company or
      ----------
any Subsidiary on or after the earlier of the date on which an Employee reaches the age of fifty-five (55), or such earlier date determined by the Board on a case by case basis for an Employee who has not reached the age of fifty-five
(55) but who has at least fifteen (15) continuous years of service with the Company.

     "Rule 16b-3" means the exemption under Rule 16b-3 to Section 16(b) of the
      ----------
Exchange Act or any successor to such rule.

     "Stock" means the $.001 par value common stock of the Company.
      -----

     "Subsidiary" means a corporation which is a subsidiary corporation (within
      ----------
the meaning of Section 242(f) of the Code) of the Company.

                                    ARTICLE 3
                         SHARES AVAILABLE UNDER THE PLAN
                         -------------------------------

     Section 3.1 Shares Reserved Under the Plan. There shall be 1,165,333 shares
                 ------------------------------
of Stock reserved for issuance under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan.

     Section 3.2 Annual Limit. Subject to adjustment under Article 13, the
                 ------------
maximum number of shares of Stock with respect to which Options may be granted to any Employee under the Plan shall be 100,000 shares per calendar year. The per-Employee limit described in this Article 13 shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)").

                                    ARTICLE 4
                                 EFFECTIVE DATE
                                 --------------

     The effective date of this Plan shall be the date that the Company completes its initial public offering of Stock.

                                    ARTICLE 5
                                 ADMINISTRATION
                                 --------------

     Section 5.1 Authority of Board. The Plan shall be administered by the
                 ------------------
Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Board by the Plan, the Board shall have full power and authority to: (i) designate Employees to participate in the Plan; (ii) determine the type of Options to be granted to an eligible Employee; (iii) determine the number of shares of Stock to be covered by an Option; (iv) determine the terms and conditions of any Option; (v) determine whether, to what extent, and under what circumstances an Option may be exercised in cash, shares of Stock, other securities, or other property, or canceled, forfeited, or suspended and the method or methods by which Options may be exercised, canceled, forfeited, or suspended; (vi) interpret and administer the Plan and any instrument or agreement relating to, or grant made under, the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Board deems necessary to or desirable for the administration of the Plan.

     Section 5.2 Board Discretion Binding. Unless otherwise expressly provided
                 ------------------------
in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Board, may be made at any time, and shall be final, conclusive, and binding upon all persons, including the Company, any Employee, any holder or beneficiary of any Option and any stockholder.

     Section 5.3 Appointment of Committee. To the extent permitted by applicable
                 ------------------------
law, the Board may delegate any or all of its powers under the Plan to a Committee. All references in the Plan or any Option Agreement to the "Board" shall mean the Board or a Committee of the Board, to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

     Section 5.4 Delegation of Authority. The Board may delegate to one or more
                 -----------------------
of its members, or to one or more agents, such administrative duties as it may deem advisable; provided, however, that any such delegation shall be in writing. In addition, the Board, or any person to whom it has delegated duties under this
Section 5.4, may employ one or more persons to render advice with respect to any responsibility the Board or such person may have under the

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Plan. The Board may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Board in the engagement of such counsel, consultant or agent shall be paid by the Company.

     Section 5.5 Liability. No member of the Board and no Employee shall be
                 ---------
liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or Employee or by any agent to whom duties in connection with the administration of the Plan have been delegated.

     Section 5.6 Indemnification. The Company shall indemnify members of the
                 ---------------
Board and any agent of the Board who is an Employee, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

                                    ARTICLE 6
                                   ELIGIBILITY
                                   -----------

     Only Employees shall be eligible for the grant of Options under this Plan.

                                    ARTICLE 7
                                GRANT OF OPTIONS
                                ----------------

     Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of shares of Stock to be covered by each Option, the Option Price therefor, and the conditions and limitations applicable to the exercise of the Option. The Board shall have the authority to grant ISOs, or to grant Non-ISOs, or to grant both types of Options. In the case of ISOs, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

                                    ARTICLE 8
                        OPTION PRICE; EXERCISE OF OPTION
                        --------------------------------

     Section 8.1 Option Price. The Option Price for each share of Stock subject
                 ------------
to an Option shall be determined by the Board in its discretion, but in no event shall the Option Price be less than the Fair Market Value of a share of Stock on the date the Option is granted.

     Section 8.2 Exercise of Stock Options. The Options shall be exercised as
                 -------------------------
set forth in the Employee's Option Agreement. The Option Price may be paid in cash. In the sole discretion of the Board, payment may also be made (i) by the delivery or presentation of Stock then owned by the Employee for not less than six (6) months or (ii) by the delivery of a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to effect the immediate sale of some or all of the Stock purchased pursuant to the exercise of the Option and to remit promptly to the Company, out of the sale or loan proceeds available on the settlement date, the aggregate exercise price payable for the purchased Stock (a "Cashless Exercise"). To facilitate the foregoing Cashless Exercise, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Board may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including without limitation, in lieu of the exercise of an Option by delivery of Stock then owned by an Employee, providing the Company with a notarized statement attesting to the number of shares of Stock owned by the Employee for not less than six (6) months, where upon verification by the Company, the Company would issue to the Employee only the number of incremental shares of Stock to which the Employee is entitled upon exercise of the Option.

                                    ARTICLE 9
                     EXERCISE PERIOD; TERMINATION OF OPTIONS
                     ---------------------------------------

     Section 9.1 Exercise Period. Each Option granted under this Plan to an
                 ---------------
Employee shall be exercisable in whole or in part at such time or times as set forth in the related Option Agreement, but, unless otherwise provided for by the Board, no Option Agreement shall make an Option granted to an Employee exercisable after the date which is the tenth anniversary of the date the Option is granted.

     Section 9.2 Termination of Employment by Reason of Death. Unless otherwise
                 --------------------------------------------
determined by the Board, if any Employee's employment with the Company or any Subsidiary terminates by reason of death, the Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Board shall determine at or after grant), by the legal representative of the estate or by the legatee of the Employee under the will of the Employee, for a period of one (1) year from the date of death (or such shorter period as may be determined by the Board at the time of grant) or until the expiration of the stated term of such Option, whichever period is the shorter.

     Section 9.3 Termination of Employment by Reason of Disability. Unless
                 -------------------------------------------------
otherwise determined by the Board, if any Employee's employment with the Company and any Subsidiary terminates by reason of Disability, any Option held by such Employee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Board shall determine at or after grant), for a period of one (1) year (or such shorter period as may be determined by the Board at the time of grant) from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is the shorter; and if the Employee dies within such period, any unexercised Option held by such Employee shall thereafter be exercisable to the extent to which it was exercisable at the time of death, for the remainder of such period.

     Section 9.4 Termination of Employment by Reason of Retirement. Unless
                 -------------------------------------------------
otherwise determined by the Board, if any Employee's employment with the Company or any Subsidiary terminates by reason of Retirement (with Board consent), any Option held by such Employee may thereafter be exercised, to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Board shall determine at or after grant), for a period of one (1) year (or such shorter period as may be determined by the Board at the time of grant) from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is the shorter; and if the Employee dies within such period, any unexercised Option held by such Employee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for the remainder of such period.

     Section 9.5 Involuntary Termination of Employment for Cause. Unless
                 -----------------------------------------------
otherwise determined by the Board, if an Employee's employment with the Company or any Subsidiary is involuntarily terminated for Cause, the Option shall thereupon terminate.

     Section 9.6 Other Termination of Employment. Unless otherwise determined by
                 -------------------------------
the Board, if an Employee's employment with the Company or any Subsidiary terminates for any reason other than death, Disability, Retirement or involuntarily by the Company or any Subsidiary for Cause, the Option shall thereupon terminate, except that such Option may be exercised, to the extent it was exercisable at the time of termination, for the lesser of three (3) months from the date of termination or the balance of such Option's term.

                                   ARTICLE 10
                                 TRANSFERABILITY
                                 ---------------

     Section 10.1 Transfer of Option. No Option granted under this Plan shall be
                  ------------------
transferable by an Employee other than by will or by the laws of descent and distribution, and such Option shall be exercisable during the lifetime of an Employee only by such Employee. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Employee under this Plan. Notwithstanding the foregoing, the Board, in its sole discretion, may permit the transferability of an Option by an Employee solely to members of the Employee's immediate family or trusts or family partnerships or other similar entities for the benefit of such persons and subject to such terms, conditions, restrictions and/or limitations, if any, as the Board may include in the Option Agreement.

     Section 10.2 Restrictions. The Board may impose such restrictions on any
                  ------------
shares of Stock acquired pursuant to Options under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, restrictions imposed by any stock exchange upon which such shares of Stock may be listed, and restrictions under any blue sky or state securities laws applicable to such shares.

                                   ARTICLE 11
                             SECURITIES REGISTRATION
                             -----------------------

     All certificates for shares of Stock or other securities of the Company delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which shares of Stock or other securities are then listed, and any applicable Federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Employee shall make a written representation to the Company that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act of 1933, as amended ("1933 Act"), and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   ARTICLE 12
                                  LIFE OF PLAN
                                  ------------

     No Option shall be granted under this Plan on or after the earlier of (1) the tenth anniversary of the effective date of this Plan (as determined under Article 4 of this Plan), in which event this Plan thereafter shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or (2) the date on which all of the Stock reserved under
Article 3 of this Plan, subject to adjustment pursuant to Article 13 hereof or amendment pursuant to Article 15 hereof, has (as a result of the exercise of Options granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                   ARTICLE 13
                                   ADJUSTMENT
                                   ----------

     In the event that the Board determines that any dividend or other distribution (whether in the form of cash, shares of Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Stock such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Stock or other securities of the Company with respect to which Options may be granted, (ii) the number of shares of Stock or other securities of the Company subject to outstanding Options, and (iii) the Option Price with respect to any Options, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, in each case, that with respect to ISOs no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended.

                                   ARTICLE 14
                                CHANGE IN CONTROL
                                -----------------

     In the event that there is a Change in Control of the Company, the Board shall have the right in anticipation of such event or thereafter to take such action with respect to any outstanding Options granted to any Employee as the Board deems appropriate under the circumstances to protect the interest of the Company and to maintain the integrity of such grants under this Plan, including, without limitation, (i) unilaterally canceling such Options in exchange for cash, securities or other consideration, and (ii) making such adjustments in the terms and conditions of outstanding Options, as the Board in its sole discretion determines are equitably warranted under the circumstances, including accelerating the date(s) on which the Options become exercisable. The Board shall have the right to take different action under this Article 14 with respect to different Employees or different groups of Employees, as the Board deems appropriate under the circumstances. In no event, however, shall the Board take any action under this Article 14 which would impair the rights of an Employee or which would impair the value of such Options, without such Employee's consent.

                                   ARTICLE 15
                            AMENDMENT OR TERMINATION
                            ------------------------

     Section 15.1 Amendments to the Plan. This Plan may be amended, in whole or
                  ----------------------
in part, by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, that no amendment shall be made which would impair the rights of an Employee with respect to Options theretofore granted or which would impair the value of such Options, without such Employee's consent; and, provided further, that no such amendment shall be made absent the approval of the stockholders of the Company if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan, in whole or in part, at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless (1) the Employee consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Article 13 or Article 14 of this Plan.

     Section 15.2 Amendments to Options. The Board may waive any conditions or
                  ---------------------
rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Employee or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Employee, holder or beneficiary.

     Section 15.3 Adjustment of Awards Upon the Occurrence of Certain Unusual or
                  --------------------------------------------------------------
Nonrecurring Events. The Board is hereby authorized to make adjustments in the
-------------------
terms and conditions of Options in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     Section 15.4 Cancellation. Any provision of this Plan or any Option
                  ------------
Agreement to the contrary notwithstanding, the Board may cause any Option granted hereunder to be canceled in consideration of a cash payment or alternative Option made to the holder of such canceled Option equal in value to the difference between the Fair Market Value of Stock subject to such Option and the Option Price for such cancelled Option.

                                   ARTICLE 16
                                  MISCELLANEOUS
                                  -------------

     Section 16.1 No Stockholder Rights. No Employee shall have any rights as a
                  ---------------------
stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual issuance of Stock subject to such Option to such Employee.

     Section 16.2 No Contract of Employment. The grant of an Option to an
                  -------------------------
Employee under this Plan shall not constitute a contract of employment and shall not confer on any Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Option Agreement which evidences his or her Option.

     Section 16.3 Other Conditions. Each Option Agreement may require that an
                  ----------------
Employee (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of such Option.

     Section 16.4 Withholding. The exercise of any Option granted under this
                  -----------
Plan shall constitute full and complete consent by an Employee to whatever action the Board deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Board acting in its discretion deems applicable to such exercise. The Board also shall have the right to provide in an Option Agreement that an Employee may elect to satisfy federal and state withholding requirements through a reduction in the number of shares of Stock actually transferred to him or her under this Plan, and if the Employee is subject to the reporting requirements under Section 16 of the Exchange Act, any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3 under the Exchange Act.

     Section 16.5 No Rights to Awards. No Employee, or other person shall have
                  -------------------
any claim to be granted any Option, and there is no obligation for uniformity of treatment of Employees, or holders or beneficiaries of Options. The terms and conditions of Options need not be the same with respect to each recipient.

     Section 16.6 No Limit on Other Compensation Arrangements. Nothing contained
                  -------------------------------------------
in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, and other types of awards whether or not provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

     Section 16.7 Severability. If any provision of the Plan or any Option is or
                  ------------
becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

     Section 16.8 No Trust or Fund Created. Neither the Plan nor any Option
                  ------------------------
shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and an Employee or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company.

     Section 16.9 Loans. If approved by the Board, the Company may lend money
                  -----
to, or guarantee loans made by a third party to, any Employee to finance all or part of the exercise of any Option granted under this Plan, and the exercise of an Option with the proceeds of any such loan shall be treated as an exercise for cash under this Plan.

     Section 16.10 Other Laws. The Board may refuse to issue or transfer any
                   ----------
shares of Stock or other consideration under an Option if, acting in its sole discretion, it determines that the issuance or transfer of such shares of Stock or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a holder or beneficiary of an Option in connection with the exercise of such Option shall be promptly refunded to the relevant holder or beneficiary. Without limiting the generality of the foregoing, no Option granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Board in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

     Section 16.11 Headings. Headings are given to the Sections and subsections
                   --------
of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     Section 16.12 Construction. This Plan shall be construed under the laws of
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the State of Delaware.

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